Exhibit 10.2

CERTIFICATE OF LIMITED PARTNERSHIP

OF

BGC PARTNERS, L.P.

This Certificate of Limited Partnership of BGC Partners, L.P. (the “Partnership”) is being executed by the undersigned for the purpose of forming a limited partnership pursuant to the Delaware Uniform Limited Partnership Act.

1.	The name of the Partnership is BGC Partners, L.P.

2.	The address of the registered office of the Partnership in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware, 19801. The Partnership’s registered agent for service of process in the State of Delaware at such address is The Corporation Trust Company.

3.	The name and business addresses of the general partner of the Partnership are:

BGC Holdings, LLC
c/o BGC Partners, L.P.
135 East 57th Street
New York, New York 10022

IN WITNESS WHEREOF, the undersigned, the general partner of the Partnership, has caused this Certificate of Limited Partnership of BGC Partners, L.P. to be duly executed, as of this 22nd day of April, 2004.

BGC Holdings, LLC
Its General Partner

By:	/s/ Stephen M. Merkel
Name:	Stephen M. Merkel
Title:	Executive Managing Director